Filed Pursuant to Rule 497(e)

1933 Act File No. 002-93131

1940 Act File No. 811-04044

STATEMENT OF ADDITIONAL INFORMATION FOR	May 1, 2006

Parnassus Fund
Parnassus Workplace Fund
Parnassus Small-Cap Fund
Parnassus Mid-Cap Fund

Parnassus Funds

One Market

Steuart Tower, Suite 1600

San Francisco, CA 94105

(800) 999-3505

Parnassus Funds (the “Trust) is a diversified, open-end management investment company, with four portfolios (each a “Fund,” and, collectively, the “Funds”): (1) the Parnassus Fund (the “Parnassus Fund”); (2) the Parnassus Workplace Fund (the “Workplace Fund”); (3) the Parnassus Small-Cap Fund (the “Small-Cap Fund”); and (4) the Parnassus Mid-Cap Fund (the “Mid-Cap Fund”). Parnassus Investments is the Funds’ adviser (the “Adviser”).

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds’ Prospectus dated May 1, 2006. The Trust’s audited financial statements for the fiscal year ended December 31, 2005, are incorporated by reference to the Trust’s Annual Report to shareholders dated December 31, 2005. You may obtain a free copy of the Prospectus or the Annual Report by calling the Funds at (800) 999-3505.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Funds is to realize long-term growth of capital. The Funds’ principal strategies with respect to the composition of their portfolios are described in the prospectus.

Investment Restrictions

The Funds have adopted the following restrictions (in addition to those indicated in the prospectus) as fundamental policies which may not be changed without the approval of the holders of a “majority” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the applicable Fund’s outstanding shares. A vote of the holders of a “majority” (as so defined) of a Fund’s outstanding shares means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

None of the Funds may:

(1)	With respect to 75% of its total net assets, purchase any security, other than obligations of the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”), if as a result: (i) more than 5% of the Fund’s total net assets would then be invested in securities of a single issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

(2)	Purchase any security if, as a result, the Fund would have 25% or more of its net assets (at current value) invested in a single industry.

(3)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

(4)	Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

(5)	Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Fund will not make additional purchases while borrowings are outstanding.

(6)	Buy or sell commodities or commodity contracts including futures contracts or real estate, real-estate limited partnerships or other interests in real estate although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

(7)	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities it may be deemed to be an underwriter under certain federal securities laws.

(8)	Participate on a joint (or joint and several) basis in any trading account in securities.

(9)	Invest in securities of other registered investment companies, except that each Fund may invest up to 10% of its assets in money-market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction, however, does not apply to a transaction that is a part of a merger, consolidation or other acquisition or regarding collateral held for securities lending arrangements which are deposited into money market funds.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases, although it may invest in the common stocks of companies which invest in or sponsor such programs.

(11)	Make loans, except through repurchase agreements; however, the Fund may engage in securities lending and may also acquire debt securities and other obligations consistent with the Fund’s investment objective and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

Further, with respect to the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund only, in accordance with the requirements of Rule 35d-1 under the Act, it is a fundamental policy of each of the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in the particular type of investments suggested by its name. The Workplace Fund invests mainly in companies that the Adviser considers to have a great workplace for its employees. The Small-Cap Fund invests in companies with market capitalizations under $3 billion. The Mid-Cap Fund invests in companies with market capitalizations between $3 billion and $20 billion. Thus, these policies may not be changed without the approval of the holders of “majority” of the applicable Fund’s outstanding shares.

Portfolio Turnover

The Parnassus Fund did not have a significant change in turnover rate for 2005 compared to 2004. For the period from inception (April 29, 2005) through December 31, 2005, the portfolio turnover for the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund was 27.55%, 86.20% and 31.41%, respectively.

Operating Policies

Each of the Funds has adopted the following operating policies which may be changed by a vote of the majority of the Fund’s Trustees:

(1)	The Fund may purchase warrants up to a maximum of 5% of the value of its total net assets.

(2)	The Fund may not hold or purchase foreign currency, except as may be necessary in the settlement of foreign securities transactions.

(3)	It is the position of the Securities and Exchange Commission (“SEC”) (and an operating although not a fundamental policy of the Fund) that the Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Investments included in this 15% limit are: (i) those which are restricted (namely, those which cannot freely be sold for legal reasons); (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4 (2) of the Securities Act of 1933, as amended (“1933 Act”), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.

Foreign Securities

Each of the Funds may purchase foreign securities and American Depositary Receipts of foreign companies up to a maximum of 15% of the value of its total net assets. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable change can increase its value).

Limited Partnerships

Each of the Funds may also invest up to 5% of its total net assets in venture-capital limited partnerships. These investments will not be liquid and will likely involve a higher degree of risk than most portfolio securities.

Repurchase Agreements

Each of the Funds may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers’ acceptances and securities which are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time a Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which a Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. A Fund is subject to the risk that the vendor may not pay the agreed-upon sum upon the delivery date.

If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund in question. However, there may be delays and costs in establishing a Fund’s rights to the collateral and the value of the collateral may decline. A Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

Repurchase agreements can be considered as loans “collateralized” by the Resold Securities (such agreements being defined as “loans” in the 1940 Act). The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Funds’ custodian either directly or through a securities depository.

Lending Portfolio Securities

To generate additional income, each of the Funds may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. A Fund must receive 102% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund in question. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest received on such securities. Although the borrower must pledge collateral in the form of cash or U.S. Government securities, a Fund may invest the collateral in U.S. government securities or short-term, high-quality money-market instruments with maturities of 397 days or less which may also include other money market funds which are registered investment companies. The Funds’ social investing criteria may not be applied to investments made with the collateral. While a Fund does not have the right to vote securities that are on loan, each of the Funds intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and a Fund can demand repayment at any time.

Disclosure of Portfolio Holdings

The Funds maintain written policies and procedures regarding the disclosure of their portfolios holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders, including procedures to address conflicts of interest. The Funds may not receive any compensation for providing this information. The Funds’ Chief Compliance Officer will report periodically to the Board of Trustees with respect to compliance with the Funds’ portfolio holdings disclosure procedures.

SEC and Website Disclosure

The Funds are required by the SEC to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Funds’ annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than 10 calendar days after the Fund transmits its annual or semi-annual report to its shareholders, which occurs no later than 60 calendar days after the end of the applicable period. Form N-Q must be filed with the SEC no later than 60 calendar days after the end of the applicable quarter. These reports are available on the SEC’s website (www.sec.gov).

The Funds publish portfolio holdings information as of the end of each month and quarter on their website (www.parnassus.com). Monthly holdings information includes the largest 10 holdings for each Fund and may also include other related portfolio information. This information is updated on or about 10 business days following the end of each month. The Funds publish their entire portfolio holdings as well as related portfolio investment statistics and analyses on a quarterly basis on or about 15 business days following each calendar quarter. Holdings information will remain on the website until updated for the subsequent time period. Portfolio information may include portfolio management commentary and portfolio statistics. This information is available to anyone that visits the website.

Service Providers

The Funds have entered into arrangements with certain third-party service providers for services that require these groups to have access to the Funds’ portfolios on a daily basis. As a result, such third-party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Funds’ Board of Trustees has determined that such advanced disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third-party service providers include the Funds’ independent registered public accounting firm, legal counsel, custodian, financial printer, pricing service provider, auditor and proxy voting service.

Rating and Ranking Organizations

The Funds’ Board of Trustees has determined that the Funds may provide their entire portfolios to the following rating and ranking organizations:

Morningstar, Inc.

Lipper, Inc.

Standard & Poor’s Ratings Group

Bloomberg L.P.

The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information. This information is provided on the condition that it be kept confidential or that such organizations not trade on such information.

Other Individuals and Organizations

Occasionally, certain third parties, including individual shareholders, institutional investors and other third-party organizations request information about the Funds’ portfolio holdings before public disclosure. Where executive management believes there is a legitimate business purpose for such disclosure, the disclosure may be made provided that (i) management, including the Chief Compliance Officer, have reasonably concluded that the recipient will not likely distribute the information to other persons who might use the information for purposes of purchasing or selling the Funds or their portfolio securities before their portfolio holdings are publicly disclosed; and (ii) the recipient signs a written confidentiality agreement, if not subject to a specific duty of confidentiality by law.

MANAGEMENT

The Trust’s Board of Trustees decides matters of general policy and supervises the activities of the Adviser, who also serves as the Funds’ “Distributor.” All Trustees serve indefinite terms and they all oversee seven portfolios (funds) in the Parnassus complex, which is comprised of the Funds and the portfolios of Parnassus Income Funds. The Trust’s Officers conduct and supervise the daily business operations of the Funds. The Trustees and Officers of the Trust are as follows:

INDEPENDENT TRUSTEES

Name, Address and Age	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Current Directorships Outside the Parnassus Complex	Number of Portfolios in Parnassus Complex Overseen by Trustee

Herbert A. Houston, 62 Parnassus Investments One Market Steuart Tower #1600 San Francisco, CA 94105	Trustee	Indefinite Since 1992 for Parnassus Income Funds Since 1998 for the Parnassus Funds	Healthcare consultant and owner of several small businesses; Chief Executive Officer of the Haight Ashbury Free Clinics, Inc. 1987-1998.	None	7

Jeanie S. Joe, 58 Parnassus Investments One Market Steuart Tower #1600 San Francisco, CA 94105	Trustee	Indefinite Since October 2004	President of Geo/Resource Consultants, a geotechnical and environmental consulting firm, since 1995; director and secretary of Telecommunication Consumer Protection Fund Corporation.	None	7

Donald V. Potter, 60 Parnassus Investments One Market Steuart Tower #1600 San Francisco, CA 94105	Trustee	Indefinite Since 2002	President and owner of Windermere Associates, a consulting firm specializing in business strategy, since 1984.	None	7

“Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act.

INTERESTED TRUSTEE

Name, Address and Age	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Current Directorships Outside the Parnassus Complex	Number of Portfolios in Parnassus Complex Overseen by Trustee

Jerome L. Dodson, 62 * Parnassus Investments One Market Steuart Tower #1600 San Francisco, CA 94105	President and Trustee	Indefinite Since 1992 for Parnassus Income Funds Since 1984 for the Parnassus Funds	President and Trustee of the Parnassus Funds and Parnassus Income Funds since their inceptions; President and Director of Parnassus Investments since June of 1984.		7

OFFICERS (other than Jerome L. Dodson)

Name, Address and Age	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Todd C. Ahlsten, 34 One Market Steuart Tower #1600 San Francisco, CA 94105	Vice President	Indefinite Since 2001	Financial Analyst and Director of Research at Parnassus Investments since 1995. Portfolio manager of the Equity Income Fund and the Fixed-Income Fund since 2001.

Stephen J. Dodson, 28 * One Market Steuart Tower #1600 San Francisco, CA 94105	Vice President and Assistant Secretary	Indefinite Since 2002	Financial Analyst with Morgan Stanley 1999-2001. Associate with Advent International, a venture capital firm 2001-2002. Executive Vice President and Chief Operating Officer with Parnassus Investments 2002-Present.

Debra A. Early, 41 One Market Steuart Tower #1600 San Francisco, CA 94105	Chief Compliance Officer and Treasurer	Indefinite Since December 2004	Treasurer of Parnassus Funds and Parnassus Income Funds since December 2004 and Chief Compliance Officer since July 2005. Vice President and Chief Financial Officer of Parnassus Investments since December 2004. Senior Manager at PricewaterhouseCoopers LLP October 1992 to November 2004.

Richard D. Silberman, 68 1431 Grant Street Berkeley, CA 94703	Secretary	Indefinite Since 1986	Retired business lawyer.

*	Jerome L. Dodson is an “interested” Trustee as defined in the 1940 Act because of his ownership in Parnassus Investments, the Adviser. Jerome L. Dodson is the father of Stephen J. Dodson, the Vice President and Assistant Secretary of the Funds.

The Trust pays each of its Trustees who is not affiliated with the Adviser annual fees of $25,000 in addition to reimbursement for certain out-of-pocket expenses. The Funds and the portfolios of Parnassus Funds comprise a “family of investment companies.” The Trust has no retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Trust and the Board of any other investment companies managed by Parnassus Investments (the “Fund Complex”) for the calendar year ended December 31, 2005.

Compensation Table

Name and Position(1)	Aggregate Compensation From Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Herbert A. Houston	$8,000		None	$20,000
Donald V. Potter	$8,000		None	$20,000
Jeanie S. Joe(2)	$8,000	*	None	$20,000

(1)	Trustees who are interested do not receive compensation from the Trust.
(2)	Includes consulting compensation paid to Ms. Joe prior to becoming a Trustee.

The following table sets forth the dollar range of shares of the portfolios of the Trust and the total in the family of investment companies beneficially owned by each Trustee as of December 31, 2005, which is also the valuation date:

Name	Parnassus Fund	Workplace Fund	Small-Cap Fund	Mid-Cap Fund	Total in Family of Investment Companies
Interested Trustee

J. Dodson	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Independent Trustees

H. Houston	$10,001-$50,000	$10,001-$50,000	None	None	$10,001-$50,000

D. Potter	$10,001-$50,000	None	None	None	$10,001-$50,000

J. Joe	$10,001-$50,000	None	None	None	$10,001-$50,000

Code of Ethics

Both the Trust and Parnassus Income Funds have a code of ethics under rule 17j-1 of the Investment Company Act. Parnassus Investments is also subject to this code. The code allows personnel subject to it to invest in securities with preclearance subject to certain restrictions. They may also invest in securities held by the Funds or the portfolios of Parnassus Income Funds, but they cannot trade in those securities during the blackout period, which is five days before and five days after any of the Funds or the portfolios of Parnassus Income Funds trades in that security or considers a trade in that security.

Proxy Voting

Proxy voting policies and procedures for the Funds and the Parnassus Equity Income Fund, a portfolio of Parnassus Income Funds are included as Annex A attached to this Statement of Additional Information. The actual voting records for the Funds and the Parnassus Equity Income Fund are available on the Parnassus website (www.parnassus.com) and on the website of the Securities and Exchange Commission (SEC) at www.sec.gov. The SEC website contains information regarding how the Funds and the Parnassus Equity Income Fund voted portfolio securities during the most recent 12-month period ended June 30, while the Parnassus website gives the votes in real time (namely, immediately after a vote has been cast).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2006, the Trustees and Officers of the Trust owned 1.02% of the outstanding shares of the Parnassus Fund.

As of March 31, 2006, Charles Schwab, Inc, 101 Montgomery St, San Francisco, CA 94104 owned 14.84%, and National Financial Services, LLC, 200 Liberty St – 1 World Financial, New York, NY 10281 owned 6.45% of the outstanding securities of the Parnassus Workplace Fund of record, but beneficial interest belonged to others. Parnassus Investments, One Market – Steuart Tower, San Francisco, CA 94105 owned 20.91% and Jerome L. & Thao Dodson, 429 Magellan Avenue, San Francisco, CA 94116 owned 8.36% of the Parnassus Workplace Fund of record. Trustees and Officers of the Trust comprised 31.59% of the outstanding shares. Jerome L. Dodson, through direct and indirect ownership of 25.90% of the voting shares, meets the definition of a control person for the purpose of this registration statement.

As of March 31, 2006, Charles Schwab, Inc, 101 Montgomery St, San Francisco, CA 94104 owned 11.29% of the outstanding securities of the Parnassus Small-Cap Fund of record but beneficial interest belonged to others. Parnassus Investments, One Market – Steuart Tower, San Francisco, CA 94105 owned 15.38%, David Berel Lank, 467 San Remo Drive, Port Moody, BC V3H 3S6, Canada owned 9.54%, Jerome L. & Thao Dodson, 429 Magellan Avenue, San Francisco, CA 94116 owned 6.15% of the outstanding securities of the Parnassus Small-Cap Fund of record. Trustees and Officers of the Trust comprised 23.30% of the outstanding shares.

As of March 31, 2006, Charles Schwab, Inc, 101 Montgomery St, San Francisco, CA 94104 owned 10.56% of the outstanding securities of the Parnassus Mid-Cap Fund of record, but beneficial interest belonged to others. Parnassus Investments, One Market – Steuart Tower, San Francisco, CA 94105 owned 33.32% and Jerome L. & Thao Dodson, 429 Magellan Avenue, San Francisco, CA 94116 owned 13.32% of the outstanding securities of the Parnassus Mid-Cap Fund of record. Trustees and Officers of the Trust comprised 48.36% of the outstanding shares. Jerome Dodson, through direct and indirect ownership of 40.08% of the voting shares, meets the definition of a control person for the purpose of this registration statement.

STANDING AUDIT COMMITTEE

The Audit Committee currently consists of Herbert A. Houston, Jeanie S. Joe and Donald V. Potter. The responsibilities of the Audit Committee are to assist the Board of Trustees in overseeing the Trust’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Funds’ auditing process. The function of the Audit Committee and the Board of Trustees is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the registered independent public accounting firm’s responsibility to plan and carry out a proper audit. The independent public accountants are responsible to the Board of Trustees and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2005.

THE ADVISER

Parnassus Investments acts as the Funds’ investment adviser. Under an Investment Advisory Agreement (each an “Agreement,” and, collectively, the “Agreements”) with each of the Funds, the Adviser acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments and pays the salaries and fees of all Officers and all Trustees of the Trust who are “interested persons” under the 1940 Act. Parnassus Investments also provides the management and administrative services necessary for the operation of the Funds, including coordinating relations with the custodian, transfer agent, independent registered public accounting firm and attorneys. The Adviser also prepares all shareholder communication, maintains the Funds’ records, registers the Funds’ shares under state and federal laws and does the staff work for the Board of Trustees.

Each of the Agreements provides that the Adviser shall not be liable to the applicable Fund for any loss to the Fund except by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Jerome L. Dodson, President of the Trust, owns a majority of the stock in the Adviser, and as such can be considered the control person of the Adviser.

The Parnassus Fund pays the Adviser a fee for services performed at the annual rate of 1.00% of the Fund’s average daily net assets up to $10 million, then declining to 0.75% of the next $20 million, 0.70% of the next $70 million, 0.65% above $100 million to $200 million and 0.60% of the amount above $200 million. During 2003, 2004 and 2005, the Parnassus Fund paid to Parnassus Investments under the Agreement the sums of $2,236,904, $2,291,525 and $2,023,471, respectively.

The Workplace Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the Fund’s average daily net assets up to $100 million, then declining to 0.80% of the amount above $100 million in assets up to $200 million, 0.75% of the amount above $200 million up to $500 million and 0.70% of the amount above $500 million. During the period from inception (April 29, 2005) to December 31, 2005, the Workplace Fund paid to Parnassus Investments under the Agreement the sum of $4,245. For the Workplace Fund advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

The Small-Cap Fund pays the Adviser a fee for services performed at the annual rate of 1.00% of the Fund’s average daily net assets up to $100 million, then declining to 0.90% of the amount above $100 million in assets up to $200 million, 0.85% of the amount above $200 million up to $500 million, and 0.80% of the amount above $500 million. During the period from inception (April 29, 2005) to December 31, 2005, the Small-Cap Fund paid to Parnassus Investments under the Agreement the sum of $4,801. For the Small-Cap Fund advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

The Mid-Cap Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the Fund’s average daily net assets up to $100 million, then declining to 0.80% of the amount above $100 million in assets up to $200 million, 0.75% of the amount above $200 million up to $500 million, and 0.70% of the amount above $500 million. During the period from inception (April 29, 2005) to December 31, 2005, the Mid-Cap Fund paid to Parnassus Investments under the Agreement the sum of $3,028. For the Mid-Cap Fund advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund; 1.20% of net assets for the Parnassus Workplace Fund; 1.40% of net assets for the Parnassus Small-Cap Fund; and 1.40% of net assets for the Parnassus Mid-Cap Fund. This limitation continues until April 30, 2007.

As the Distributor, Parnassus Investments makes a continuous offering of the Funds’ shares and, prior to May 1, 2004, received commissions for distributing the Parnassus Fund’s shares (the Mid-Cap Fund, the Small-Cap Fund and the Workplace Fund were not in existence prior to May 1, 2004). For 2003 and 2004 (through May 1, 2004), Parnassus Investments received $218,013 and $83,668, respectively, of which amounts the following was paid to other broker-dealers: $54,193 in 2003 and $29,130 in 2004.

Pursuant to a Shareholder Servicing Plan and Agreement (the “Servicing Plan”) with each of the Funds, Parnassus Investments may arrange for third parties to provide certain services including account maintenance, record keeping and other personal services to their clients who invest in the Funds. These third parties may include broker/dealers, banks, third party administrators, registered investment advisors or other financial institutions. For these services, each of the Funds may pay service providers an aggregate service fee at a rate not to exceed 0.25% per annum of the applicable Fund’s average daily net assets. However, the Equity Income Institutional Shares are not subject to any service fees pursuant to the Servicing Plan. Parnassus Investments may elect to pay service providers and other third parties an additional amount from its own funds to cover additional servicing fees and other arrangements which may promote the sale of fund shares. For 2003, 2004 and 2005, respectively, the Parnassus Fund paid service providers the following amounts: $267,174, $104,453 and $434,325. For the period from inception (April 29, 2005) through December 31, 2005, the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund paid service providers $321, $181 and $188, respectively.

In addition to the Adviser’s fee, the Funds are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of the Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Funds’ custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of their shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Funds or their shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Funds; (x) all other expenses incidental to holding meetings of the Funds’ shareholders; (xi) security pricing services of third-party vendors; (xii) the cost of providing the record of proxy votes on the website; (xiii) dues or assessments of or contributions to the Investment Company Institute and the Social Investment Forum; and (xiv) such non-recurring expenses as may arise, including litigation affecting the Funds and the legal obligations for which the Funds may have to indemnify the Trust’s Officers and Trustees with respect thereto. In allocating brokerage transactions, the Agreements state that the Adviser may, subject to its obligation to obtain best execution, consider research provided by brokerage firms.

Parnassus Investments is the fund accountant and in this capacity handles all fund accounting services, including calculating the daily net asset values. Parnassus Investments, as fund accountant and fund administrator, received the following amounts from the Parnassus Fund for 2003, 2004 and 2005, respectively: $130,384, $202,281 and $210,894. The Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund paid Parnassus Investments $344, $331 and $245, respectively, for the period from inception (April 29, 2005) through December 31, 2005.

Portfolio Transactions and Brokerage

The Agreements state that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolios of the Funds by placing purchase and sale orders for the Funds, the Adviser shall select such broker-dealers (“brokers”) as shall, in the Adviser’s judgment, implement the policy of the Funds to achieve “best execution” (namely, prompt and efficient execution at the most favorable securities price). In making such selection, the Adviser is authorized in the Agreements to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreements state that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts for which it exercises investment discretion. The Agreements also state that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Funds recognize in the Agreements that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Funds in the valuation of its investments. The research which the Adviser receives for the Funds’ brokerage commissions, whether or not useful to the Funds, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Funds. To the extent that electronic or other products provided by brokers are used by the Adviser for research purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research use.

Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager(s) making investment decisions. Examples of such research services include Bloomberg information and research, KLD social research, publications containing investment information and recommendations and individual reports written on specific companies.

During 2005, the Parnassus Fund paid $55,200 to Prudential Securities, $19,750 to Citigroup Global Markets under “soft dollar” agreements, whereby these firms would provide research services to the Parnassus Fund. During 2005, the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund made payments of $30, $30 and $35, respectively, to Prudential Securities under “soft dollar” agreements for research services.

In the over-the-counter market, securities may trade on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Money-market instruments usually trade on a “net” basis as well. On occasion, certain money-market instruments may be purchased directly from an issuer, in which case, no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

During 2003, 2004 and 2005, the Parnassus Fund paid $1,450,188, $873,782 and $837,429, respectively, in brokerage commissions. Of those amounts, the following was paid in conjunction with research services: $962,488 in 2003; $561,231 in 2004; and $671,399 in 2005. During the period from inception (April 29, 2005) to December 31, 2005, the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund paid brokerage commissions of $473, $1,549 and $356, respectively, of which the following was paid in conjunction with research services: $110, $484 and $85, respectively.

Parnassus Investments may have clients other than the Funds that have objectives similar to the Funds. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be aggregated. In cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

PORTFOLIO MANAGER

The sole investment adviser to the Funds is Parnassus Investments. As of December 31, 2005, the portfolio manager to the Funds, Jerome L. Dodson, did not have responsibility for the day-to-day management of accounts other than the Funds.

The portfolio managers of the Adviser, including the portfolio manager to the Funds, Jerome L. Dodson, may from time to time be responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to its portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of mutual funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a mutual fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between mutual funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The following table outlines the forms of compensation paid to the portfolio manager as of December 31, 2005.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Jerome L. Dodson	Salary	Parnassus Investments	The board of directors of Parnassus Investments, which includes Jerome L. Dodson, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Jerome L. Dodson may also earn income as majority owner in Parnassus Investments.

The dollar range of shares of the Funds beneficially owned by the sole portfolio manager, Jerome L. Dodson, are set forth below:

Fund	Dollar Range of Shares
Parnassus Fund	Over $1,000,000
Parnassus Workplace Fund	$100,001-$500,000
Parnassus Small-Cap Fund	$100,001-$500,000
Parnassus Mid-Cap Fund	$100,001-$500,000

NET ASSET VALUE

The net asset values of the Funds’ shares are ordinarily computed once each day as of the close of trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m., New York time, on each day that the NYSE is open for trading and on any other day that there is a sufficient degree of trading in investments held by the Funds to affect its net asset value. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining the net asset value of the Funds’ shares, the Trustees have adopted a set of policies and procedures to value the securities held in the Funds’ portfolios. Short-term securities are generally money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Trustees. Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

Equity and fixed-income securities where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions. Types of securities that the Funds may hold for which fair-value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. The fair value of a security is the amount which the Funds might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and the Funds may not be able to sell a security at the fair value determined, as valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

DISTRIBUTIONS AND TAXES

By paying out substantially all of its net investment income (among other things), the Trust has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. The Trust intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.

If the Trust fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Funds would be required to pay income taxes on their net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Funds would not be liable for income tax on the Funds’ net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from the Funds’ net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Funds.

As of December 31, 2005, the Parnassus Fund had available for federal income tax purposes unused capital losses (capital loss carry forwards) of $11,779,417 expiring in 2010 and $20,875,253 expiring in 2011 and $2,413,315 expiring in 2012.

GENERAL

The Trust was organized as a Massachusetts business trust on April 4, 1984, and prior to February 11, 2005, the Trust was known as The Parnassus Fund. Its Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Certificates representing shares will not be issued. Upon a Fund’s liquidation, all shareholders would share pro rata in its net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional series of shares or classes thereof which may have separate assets and liabilities and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees.

The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meets its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust and Restated By-Laws provide that the Funds’ shareholders have the right to remove a Trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Funds are required to call a meeting of shareholders to vote on the removal of a Trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of shares of the Funds may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants’ expense the applicants’ communication to all other shareholders. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and nonassessable. A Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, a Fund will continue indefinitely. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the Trust’s outstanding shares.

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund’s independent registered public accounting firm.

State Street Bank & Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, has been selected as the custodian of the Funds’ assets. Shareholder inquiries should be directed to the Funds.

Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Funds’ transfer agent and administrator. Jerome L. Dodson, the Trust’s President, is the majority stockholder of Parnassus Investments.

FINANCIAL STATEMENTS

The Trust’s audited financial statements for the fiscal year ended December 31, 2005 are expressly incorporated by reference and made a part of this Statement of Additional Information by reference to the Trust’s Annual Report to shareholders dated December 31, 2005. A copy of the Annual Report, which contains the Trust’s audited financial statements for the year ending December 31, 2005, may be obtained free of charge by writing or calling the Trust.

ANNEX A

Parnassus Investments Proxy Voting Policies and Procedures

Parnassus Investments manages the portfolios of Parnassus Funds and the Parnassus Equity-Income Fund, a portfolio of Parnassus Income Funds (collectively, “the Funds”). The Funds take social as well as financial factors into account in making investment decisions. While we do fundamental research to determine a company’s financial health and its business prospects, we also look at a firm’s social and environmental record. We seek to invest in companies that respect their employees, have sound environmental protection policies, maintain an effective equal employment opportunity program, provide quality products and services, display a record of civic commitment and follow ethical business practices. Obviously, no company will be perfect in all categories, but Parnassus Investments will make value judgments in deciding which companies best meet the criteria. One of the Funds’ essential policies is to invest in companies that have a positive impact on society. Most of the time, we try to maintain portfolios diversified across industries, but we do not invest in companies that manufacture alcohol or tobacco products, that are involved with gambling, that are weapons contractors or that generate electricity from nuclear power.

The following guidelines indicate our positions on proxy ballot issues and how we plan to vote shares held by the Funds. We do not delegate our proxy voting authority or rely on third-party recommendations to vote our shares. We will consider the views of the management of portfolio companies, but we will vote in a manner we feel is in the best interest of shareholders of the Funds. These guidelines may not include all potential voting issues, and in rare cases, the Funds may deviate somewhat from these guidelines.

Social and Corporate Responsibility

Environment

•	We will vote for shareholder resolutions that reduce a company’s negative impact on the environment and that call for the elimination or substitution of toxic compounds used in their products. We will vote for resolutions asking for a report of current environmental practices and policies, and for adoption of Coalition for Environmentally Responsible Economics (CERES) Principles.

Labor Issues

•	We will vote for proposals that show respect for a company’s workers.
•	We will vote for proposals requesting companies to adopt and report on appropriate codes of conduct regarding global labor practices within their own company and with vendors or suppliers, including concerns with respect to the use of forced labor, fair wages, safe working conditions and the right to organize and bargain collectively.

Charitable Giving

•	We will vote for resolutions to report on and to increase charitable giving.

Diversity

•	We will vote for resolutions to improve the representation of women and ethnic minorities in the workforce, particularly at the executive level. We will also vote for proposals to issue reports on a company’s efforts to increase diversity and to assure that all women and ethnic minorities are paid comparably with their counterparts.

Animal Welfare

•	We will generally vote for resolutions seeking information on a company’s animal testing, resolutions that request management to develop viable alternatives to animal testing and resolutions calling for consumer products companies to reduce their use of animals in testing.

Community Relations

•	We will vote for resolutions that make the company a good corporate citizen and show sensitivity to the communities where it operates.

Ethical Business Practices

•	In general, we will vote for resolutions that ensure that a company follows ethical business practices.

Corporate Governance

Election of Directors

We support Boards of Directors that reflect independence, concern for shareholders’ interests and diversity.

•	We will vote for resolutions that require Board slates to consist of a majority of Directors who are independent from management. We will also vote for resolutions to separate Chief Executive Officer and Chairman of the Board positions. Our votes are intended to reduce conflicts of interests between management and shareholders.

•	We will vote against Directors who have attended less than 75% of the Board meetings or who have ignored a shareholder proposal that has gained a majority of the votes outstanding.

•	We will vote for the establishment of a reasonable retirement age for Directors.

•	We will vote for resolutions that require Directors to own a minimum number of shares in the company to encourage them to have the same interest as shareholders.

•	We will vote for increased diversity, including qualified women and ethnic minorities, on Boards.

•	We will vote case-by-case on proposals that seek to change the size or range of the Board.

Independent Accountants

•	Significant fees from services other than auditing can diminish the independence of the audit. We will vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We will vote against ratification of the auditors when consulting fees exceed audit fees.

Reincorporation

•	We will consider changes in the state of incorporation on a case-by-case basis and evaluate the economic benefits of and business reasons for reincorporation.

•	We will vote against resolutions to allow U.S.-based corporations to reincorporate overseas.

Shareholder Rights

Cumulative Voting

•	We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.

Confidential Voting

•	We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count in an attempt to convince them to change their votes.

Dual Classes of Stock

•	To maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with different voting rights. The Funds will vote against dual classes of stock.

Ability to Call Meetings

•	We will vote against proposals that limit a shareholder’s right to call special meetings because matters may arise between annual meetings.

Equal Access to Proxies

•	The Funds will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.

•	We will vote for proposals to allow shareholders to nominate Director candidates on the company proxy as long as nominators own a substantial amount of stock and the nomination is not a frivolous one.

Compensation

Executive Compensation

•	We will vote on limits to executive compensation on a case-by-case basis.

•	We will vote for shareholder resolutions requesting companies to review and report on executive compensation. We will also vote for resolutions to review executive compensation as it relates to non-financial performance such as diversity, labor and human rights, environment, community relations, predatory lending, improvements in healthcare quality and other social issues.

Severance Packages

•	We will vote against severance that exceeds 2.5 times annual salary and bonus.

•	We will vote for shareholder proposals to take a shareholder vote on severance packages. We support the right of shareholders to vote on golden parachutes which we believe go above and beyond ordinary compensation practices. We take into account total management compensation, the employees covered by the plan and the quality of management.

Stock Options

•	We will vote on stock option plans on a case-by-case basis and consider voting and earnings dilution. We will vote for Employee Stock Ownership Plans (ESOPs) to promote employee ownership unless they cause excessive dilution or are heavily weighted toward top management.

•	We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.

•	We will vote for the use of performance-based stock options which tie executive compensation more closely to company performance.

•	We will vote for expensing stock options as a cost in determining operating income because we believe that not expensing stock options overstates earnings.

Changes in Capital Structure

Increase Authorized Common Stock

•	We will vote for the authorization of additional common stock necessary to facilitate a stock split.

•	We will consider all other proposals for the authorization of additional common stock on a case-by-case basis.

Reverse Stock Split

•	We will consider management proposals to implement a reverse stock split on a case-by-case basis.

Share Repurchase

•	We will vote for management proposals to institute open-market share repurchase plans.

Issuance of Preferred Stock

•	We will consider the issuance of preferred stock on a case-by-case basis. We will examine the purpose and terms such as voting, dividend and conversion rights of the stock. In the event of proposals seeking to create blank check preferred stock to be used as a takeover defense or carrying superior voting rights, we will vote against these proposals.

Pre-emptive Rights

•	We will consider on a case-by-case basis proposals to create or abolish pre-emptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. We will take into account the size of a company and the characteristics of its shareholder base.

Mergers, Acquisitions and Other Corporate Restructurings

•	We consider mergers and acquisitions on a case-by-case basis and evaluate the terms of each proposal, the potential long-term value of the investment and the financial, strategic and operational benefits. Likewise, we will vote on a case-by-case basis on corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations and asset sales.

Anti-takeover Provisions

•	We will vote against staggered boards which deter unwanted takeovers because a potential acquirer would have to wait at least two years to gain a majority of Board seats.

•	We will vote against poison pills and authorization to issue stock in an effort to avoid a takeover.

•	We will vote against supermajority provisions which generally require at least a two-thirds affirmative vote for passage of issues.

Conflict of Interest

•	Parnassus Investments is the investment adviser only for mutual funds – not any other entities – so there would normally be no conflicts of interest between the Funds’ shareholders and Parnassus Investments. However, should such a conflict arise, the vote on that proxy issue will be cast by the Funds’ independent Trustees.

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